Avadel Pharmaceuticals plc January 2017 Corporate Presentation

2January 2017 Safe Harbor This presentation may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "assume," "believe," "expect," "estimate," "plan," "will," "may," and the negative of these and similar expressions generally identify forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond Flamel's control and could cause actual results to differ materially from the results contemplated in such forward-looking statements. These risks, uncertainties and contingencies include the risks relating to: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz®, Vazculep® and Akovaz™ products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices we charge for those products; the possibility that we could fail to successfully complete the research and development for the pipeline product we are evaluating for potential application to the FDA pursuant to our "unapproved-to-approved" strategy, or that competitors could complete the development of such product and apply for FDA approval of such product before us; our dependence on the performance of third parties in partnerships or strategic alliances for the commercialization of some of our products; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and market such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delivery platforms and other products; our dependence on key personnel to execute our business plan; the amount of additional costs we will incur to comply with U.S. securities laws as a result of our ceasing to qualify as a foreign private issuer; and the other risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2015, all of which filings are also available on the Company's website. Flamel undertakes no obligation to update its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

3January 2017 Investment Highlights Phase III Trial Growing Product Portfolio 2017 Outlook − 2016 revenues expected near $143 million − $149.7 million cash & marketable securities at 9/30/16 − Cash flow positive − No bank debt − Phase III trial FT218 − Current market size > $1 billion − Data expected 1H 2018 − 4 branded pediatric products acquired in 1Q 2016 − 3rd branded hospital product, Akovaz™, launched 3Q 2016 − File NDA for AV001 in 4Q 2017 − Actively seeking to acquire products − Revenue guidance of $170 - $200 million up from $133 - $143 million in 2016 − Adjusted diluted EPS of $0.20 - $0.35 Strong Financials

4January 2017 Corporate Transformation − Established in 1990 to provide life cycle solutions to large pharma using its polymer-based drug delivery technology − Coreg CR® using Micropump® received FDA approval (GSK partnered product) − Acquired Éclat Pharmaceuticals and transitions to specialty pharma model − FDA approval for Boxiverz® − FDA approval for Vazculep® − Moved IP to Irish subsidiary − FDA approval for Akovaz™ − Acquired FSC Pediatrics − Phase III Trial for FT218 initiated − Reincorporated in Ireland − Avadel established

Management Team

Avadel

Michael Anderson
Chief Executive Officer
- Appointed CEO in 2012
- Former CEO of Éclat Pharmaceuticals
- Former President & CEO of generics business at KV Pharmaceutical Company
- Former President & CEO of Ther-Rx

Gregory Divis
EVP, Chief Commercial Officer
- Appointed CCO in January 2017
- Former President & CEO of Lumara Health
- VP, Business Development & Lifecycle Management at Sanofi-Aventis
- VP & General Manager, UK and Ireland, for Schering-Plough

Michael Kanan
SVP, Chief Financial Officer
- Appointed in 2015
- Former VP, Finance, Corporate Controller & Chief Accounting Officer at Sigma Aldrich
- Various finance leadership roles Meritor

Phil Thompson
SVP, General Counsel
- Appointed in 2013
- VP, Legal Affairs at West-Ward Pharmaceutical Corp
- VP, General Counsel for Paddock Laboratories
- VP, Strategic Business Transactions & Assistant General Counsel at KV Pharmaceutical Co.

Dhiren D'Silva
SVP, Irish & European Operations
- Appointed in 2015
- Former Sr. Director of International Business Operations at NPS Pharmaceuticals, Inc.
- Served as Director of Business Development for Product Ventures Group at Catalent Pharma

Sandy Hatten
SVP, Quality & Regulatory
- Appointed in 2015
- Former SVP, Quality & Regulatory Compliance at Mallinckrodt plc
- VP, Quality Assurance at KV Pharmaceutical Co
- Director, Quality Assurance at Perrigo

David Monteith
VP, Research & Development
- Appointed in 2014
- Former AVP, Pharmaceutical Development for Emerging Markets at Merck & Co
- Worked at Schering-Plough in various positions from Ass. Director, Pharmaceutical Development to Sr. Director, Product Value Enhancement

Gregg Davis
VP, Business Development
- Appointed in 2015
- Previously co-founder & CBO of Flag Therapeutics, Inc.
- Former VP, Corporate Development of Patheon
- Former Director, Worldwide Business Development at GlaxoSmithKline.

January 2017

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6January 2017 Performance Highlights  Generated total revenue at the top end of guidance: $133 - $143 million  Completed cross-border merger from France to Ireland  Launched Akovaz™ (approved 4/29/16)  Integrated pediatric products (acquired 2/8/16)  Commenced dosing for REST-ON Phase III trial of Micropump® sodium oxybate (FT218)  Began licensing discussion for Trigger Lock™ & Medusa™ technologies  Initiated development of 4th unapproved marketed product (UMD), AV001 2016

7January 2017 Pipeline Completed feasibility and PK studies for both Medusa™ exenatide and Trigger Lock™ hydromorphone, and actively seeking to out license or divest these platforms* (AV001) * Please see our appendix for more details on these technologies OTC

Micropump® Overview

Microparticulate system that allows the development of modified and/or controlled release of solid, oral dosage formulations of drugs

Micropump® Granules:
- Drug granulate or layered neutral core
- Polymer coating
- Consists of multiple-dose system containing from 5,000 – 50,000 micro particles



Coating:
- Diffusion control
- pH independent/dependent
- Film integrity preserved during GI track transit

Validated Technology

- Allows achievement of precise pharmacokinetic profiles through extended and/or delayed release of single or combinations of drugs
- Formats include tablets, capsules, sachet, or liquids (LiquiTime®)
- Technology validated in 2006 through approval in GSK's COREG CR (Carvedilol)

STILL NO GENERIC TO COREG CR

Phase III Clinical Trial of Micropump® Sodium Oxybate (FT218) Initiated 2H 2016

January 2017

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9January 2017 LiquiTime® Overview • Intended for development of modified/controlled release liquid formulations for patients having issues swallowing tablets/capsules • Not limited to working solely with ionic drugs as with resin- complex based technologies • Easy-to-swallow, good mouthfeel, taste-masked and dosing flexibility Potential Advantages Out licensed rights to Perrigo for OTC cough / cold products, and internally conducting feasibility assessment on a number of Rx products

Narcolepsy Overview

Avadel

A sleep disorder, involving irregular patterns in Rapid Eye Movement (REM) sleep and significant disruptions of the normal sleep/wake cycle biology
drowsy
neurological
narcolepsy
disorder
napping

~ 25%





- Estimated ~ 200,000 Americans suffer from Narcolepsy*
- Prevalent symptoms include Excessive Daytime Sleepiness (EDS) and Cataplexy*

- Only 25% of people with narcolepsy have been diagnosed and are receiving treatment*

- ~12,800 of diagnosed patients treated with sodium oxybate**
- Sodium oxybate (Xyrem®) dosed 2x / night – totaling 9g - only drug indicated for BOTH EDS and Cataplexy***

- Xyrem® expected to generate between $1.1 - $1.125 billion in revenue in 2016**

*Narcolepsy Network foundation http://narcolepsynetwork.org/about-narcolepsy/
**Jazz Pharmaceuticals plc 3Q2016 Earnings Conference Call
*** Xyrem prescribing information

January 2017

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11January 2017 FT218: Potential for Improved Treatment FT218: Once-nightly formulation of sodium oxybate utilizing Avadel’s proprietary extended-release Micropump® micro/nano particle technology for oral suspension Studied in 40 healthy volunteers:  Comparable AUC as Xyrem® on dose- for-dose basis  Similar onset of action to Xyrem®  Similar blood levels at hrs 7-8  Slightly lower C-max FT218 potential to provide: • One single dose at bedtime • Possible reduction of sleep disruption • Potential for additional benefits, including improved safety Goal: Provide 7-8 hours of restful sleep and effective relief of EDS and Cataplexy with a single dose of medication

12January 2017 Double-Blind, Randomized, Placebo-Controlled, Study to Assess Safety and Efficacy of Once Nightly Sodium Oxybate (FT218) for the Treatment of Excessive Daytime Sleepiness (EDS) and Cataplexy in Patients with Narcolepsy REST-ON Phase III Clinical Trial

13January 2017 REST-ON Phase III Trial • 264 Patients, ages 16 + • 50 – 60 Clinical sites across US, Canada, Western Europe • Patients must be sodium oxybate naive • Efficacy measured by Maintenance of Wakefulness Test (MWT) and Clinical Global Impression (CGI) rating of sleepiness • Efficacy assessed at doses of 6.0g , 7.5g and 9g • First clinical sites initiated in September 2016 • First patient dosed in December 2016 • Target enrollment completion December 2017 • Data lock expected end of 1Q 2018 • NDA filing date expected in 2H 2018 Trial Design* Key Milestones *For more details, please see https://clinicaltrials.gov/ct2/show/NCT02720744?term=flamel&rank=1

14January 2017 Current Product Portfolio Hospital Products Pediatric Products

Hospital Products

Avadel

First to gain FDA Approval for neostigmine, ephedrine and full-line phenylephrine


Bloxiverz
Bloxiverz

Akovaz™ (ephedrine sulfate injection)

- Market volume ~ 7 million vials / year

Bloxiverz® (neostigmine methylsulfate injection)

- Market volume ~ 4 million vials / year


Vazculep
Vazculep

Vazculep® (phenylephrine hydrochloride)

- Market volume

1mL vial – **5.7** million 5mL vial – **1.2** M 10mL vial – **0.2** million

Hospital products generated $100.7 million in revenue through 9/30/16

For full prescribing information on these products, please see the appendix.

January 2017

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16January 2017 Pediatrics • Acquired 3 commercial stage pediatric-focused products (February 2016) • Flexichamber® launch planned for the end of 1Q 2017 • Actively seeking to acquire additional products to fold into sales force For full prescribing information on these products, please see the appendix.

17January 2017 Intellectual Property Technology U.S. Europe Micropump® July 2027 July 2023 LiquiTime® September 2025 April 2023 Trigger Lock™ April 2027 May 2026 (pending) Medusa™ June 2031 June 2027 (pending) Product U.S. Karbinal™ ER March 2029 Flexichamber® March 2028 Product specific IP combined with platform IP extends patent life

18January 2017 Non GAAP Financial Results *Reconciliations from GAAP to Non-GAAP can be found in the appendix 2016 2015 Total revenue 107,161 128,441 (21,280) - Cost of products and services sold (3rd Party) 9,132 8,473 659 Intercompany cost of products sold - - - Cost of products and services sold 9,132 8,473 659 Research and development expenses 21,135 20,447 688 Selling, general and administrative expenses 33,491 14,904 18,587 Intangible asset amortization - - - Changes in fair value of related party contingent consideration 19,321 23,923 (4,602) Loss on early repayment of related party acquisition-related note - - - Total operating expenses 83,079 67,747 15,332 - Operating income (loss) 24,082 60,694 (36,612) - Interest & Other Expense (net) (2,240) (2,120) - Income (loss) before income taxes 21,842 58,574 (36,732) - Income tax provision 24,485 27,604 (3,119) - Net Loss (2,643)$ 30,971$ (33,613)$ 0 Net loss per share - Diluted (0.06)$ 0.77$ (0.83)$ Difference Year/Year Nine months ended September 30, (in $000s)

19January 2017 Cash Flow Summary (in $000s) 2016 2015 TOTAL Cash and Marketable Securities Beginning Balance 144,802$ 92,834$ Operating Cash Flows (excluding tax and earnout/royalty payments) 49,639 92,277 Tax Payments (22,200) (34,382) Earnout/Royalty Payments (24,229) (17,655) Repayment of Debt - (4,904) Issuance of Ordinary Shares and Warrants - 6,990 FX & Other, net 1,655 (6,788) Change in Total 4,865 35,538 Ending Balance 149,667$ 128,372$ Nine Months Ended September 30, Balance sheet remains strong with no bank debt and $149.7 million in cash and marketable securities

20January 2017 Investment Highlights Phase III Trial Growing Product Portfolio 2017 Outlook − 2016 revenues expected near $143 million − $149.7 million cash & marketable securities at 9/30/16 − Cash flow positive − No bank debt − Phase III trial FT218 − Current market size > $1 billion − Data expected 1H 2018 − 4 branded pediatric products acquired in 1Q 2016 − 3rd branded hospital product, Akovaz™, launched 3Q 2016 − File NDA for AV001 4Q − Actively seeking to acquire products − Revenue guidance of $170 - $200 million up from $133 - $143 million in 2016 − Adjusted diluted EPS of $0.20 - $0.35 Strong Financials

January 2017 21 Appendix

GAAP to Non-GAAP Adjustments

Avadel

Nine months ended September 30, 2016

(in thousands - USD$)

		Adjustments						
		Exclude				Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 104,858	$ -	$ -	$ -	$ -	$ -	$ -	$ 104,858
License and research revenue	*2,303*	-	-	-	-	-	-	*2,303*
Total revenue	**107,161**	-	-	-	-	-	-	**107,161**
Cost of products and services sold (3rd Party)	10,657	-	-	(1,525)	-	-	(1,525)	9,132
Intercompany cost of products sold	-	-	-	-	-	-	-	-
Cost of products and services sold	10,657	-	-	(1,525)	-	-	(1,525)	9,132
Research and development expenses	21,135	-	-	-	-	-	-	21,135
Selling, general and administrative expenses	33,491	-	-	-	-	-	-	33,491
Intangible asset amortization	10,918	(10,918)	-	-	-	-	(10,918)	-
Changes in fair value of related party contingent consideration	52,989	-	-	-	(52,989)	19,321	(33,668)	19,321
Total operating expenses	**129,190**	**(10,918)**	-	**(1,525)**	**(52,989)**	**19,321**	**(46,111)**	**83,079**
Operating income (loss)	**(22,029)**	**10,918**	-	**1,525**	**52,989**	**(19,321)**	**46,111**	**24,082**
Investment Income	1,080	-	-	-	-	-	-	1,080
Interest Expense	(702)	-	-	-	-	-	-	(702)
Other Expense - changes in fair value of related party payable	(6,135)	-	-	-	6,135	(2,618)	3,517	(2,618)
Foreign exchange gain (loss)	(12)	-	12	-	-	-	12	-
Income (loss) before income taxes	**(27,798)**	**10,918**	**12**	**1,525**	**59,124**	**(21,939)**	**49,640**	**21,842**
Income tax provision	18,212	3,920	-	533	2,986	(1,165)	6,273	24,485
Income Tax Rate	*(66%)*	*36%*	-	*35%*	*5%*	*5%*	*13%*	*112%*
Net Loss	**$ (46,010)**	**$ 6,998**	**$ 12**	**$ 992**	**$ 56,138**	**$ (20,774)**	**$ 43,367**	**$ (2,643)**
Net loss per share - Diluted	**$ (1.12)**	**$ 0.17**	**$ -**	**$ 0.02**	**$ 1.36**	**$ (0.50)**	**$ 1.05**	**$ (0.06)**

January 2017

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GAAP to Non-GAAP Adjustments

Avadel

Nine months ended September 30, 2015

(in thousands - USD$)

		Adjustments					
		Exclude			Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 128,441	$ -	$ -	$ -	$ -	$ -	$ 128,441
License and research revenue	-	-	-	-	-	-	-
Total revenue	**128,441**	**-**	**-**	**-**	**-**	**-**	**128,441**
Cost of products and services sold	8,473	-	-	-	-	-	8,473
Research and development expenses	20,447	-	-	-	-	-	20,447
Selling, general and administrative expenses	14,904	-	-	-	-	-	14,904
Intangible asset amortization	9,423	(9,423)	-	-	-	(9,423)	-
Changes in fair value of related party contingent consideration	82,036	-	-	(82,036)	23,923	(58,113)	23,923
Total operating expenses	**135,283**	**(9,423)**	**-**	**(82,036)**	**23,923**	**(67,536)**	**67,747**
Operating income (loss)	**(6,842)**	**9,423**	**-**	**82,036**	**(23,923)**	**67,536**	**60,694**
Investment Income	1,171	-	-	-	-	-	1,171
Interest Expense	-	-	-	-	-	-	-
Other Expense - changes in fair value of related party payable	(9,629)	-	-	9,629	(3,291)	6,338	(3,291)
Foreign exchange gain (loss)	8,096	-	(8,096)	-	-	(8,096)	-
Income (loss) before income taxes	**(7,204)**	**9,423**	**(8,096)**	**91,665**	**(27,214)**	**65,778**	**58,574**
Income tax provision	24,516	3,298	(2,429)	3,370	(1,152)	3,088	27,604
Income Tax Rate	*(340%)*	*35%*	*30%*	*4%*	*4%*	*5%*	*47%*
Net Loss	**$ (31,720)**	**$ 6,125**	**$ (5,667)**	**$ 88,295**	**$ (26,062)**	**$ 62,691**	**$ 30,971**
Net loss per share - Diluted	**$ (0.79)**	**$ 0.15**	**$ (0.14)**	**$ 2.19**	**$ (0.64)**	**$ 1.56**	**$ 0.77**

January 2017

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Trigger Lock™

Avadel

Two pilot PK studies comparing 3 Trigger Lock hydromorphone (FT227) prototypes to comparator product, Jurnista® at a dose of 32mg

FT227 PK Results

- Studied in 30 healthy volunteers
  - Fasted condition: 16 subjects
  - Fed condition: 14 subjects
- No safety or tolerability issue observed
- Bioequivalence on Cmax and AUC is achieved in fasted state
- Bioequivalence on AUC is achieved in fed state
- No Food Effect expected

Potential to Enable

- Sustained release Micropump®- based particles that are resistant to crushing
- Resistance of drug extraction through alcohol, water and other mediums
- Prevention of abuse by injection through use of viscosifying ingredients
- Preservation of the drug's bioavailability

Data on file

January 2017

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25January 2017 Medusa™ Release of the unmodified drug by diffusion, disaggregation of the depot and competition with endogenous proteins over several days Depot formation Drug Vitamin EGlutamic acid Day 1Injection Day X* Natural and safe components disappearing progressively *By adjusting polymer concentration and/or ions content • Demonstrated safety up to 4 weekly administrations of 140 mcg dose in 12 T2DM patients, 30 healthy volunteers administered with escalating doses up to 140 mcg • 1st administration lead to continuous release of exenatide observed over 14 day period with relative bioavailability close to 100%. • All biomarkers and surrogate endpoints consistent with effective exenatide after 4 weekly administrations • PD performance of exenatide is comparable to marketed products, Victoza® (liraglutide IR gold standard) and Bydureon® (exenatide SR), on primary (FPG and HbA1c) and secondary (body weight) therapeutic measures Phase Ib – exenatide (FT228) in type II diabetes mellitus (T2DM) Data on file

Product & Safety Information

Avadel

Please click below or visit our websites for full prescribing and safety information for our marketed products

Bloxiverz®
www.bloxiverz.com

Vazculep®
www.vazculep.com

Akovaz™
www.akovaz.com

Karbinal™ ER
www.karbinaler.com

Aciphex® Sprinkle™
http://www.aciphexsprinkle.com

Cefaclor
http://cefaclororal.com

Flexichamber®
http://flexichamber.com

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